EXECUTION COPY
Exhibit 10.1
$1,000,000,000
AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT
dated as of July 25, 2005
and amending the Five-Year Credit Agreement
dated as of July 28, 2003
among
Textron Financial Corporation
The Banks Listed Herein
and
JPMorgan Chase Bank, N.A.
as Administrative Agent

J.P. Morgan Securities Inc.
and
Banc of America Securities LLC
as Lead Arrangers and Joint Bookrunner
Bank of America, N.A.
as Syndication Agent
Barclays Bank PLC
Citibank, N.A.
and

Deutsche Bank Securities Inc.
as Documentation Agents

AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT
          AMENDMENT dated as of July 25, 2005 to the Five-Year Credit Agreement dated as of July 28, 2003 (the “Five-Year Credit Agreement”) among TEXTRON FINANCIAL CORPORATION (the “Borrower”), the BANKS party thereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the parties hereto desire to amend the Five-Year Credit Agreement as set forth herein;
          NOW, THEREFORE, the parties hereto agree as follows:
          Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Five-Year Credit Agreement has the meaning assigned to such term in the Five-Year Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Five-Year Credit Agreement shall, after this Amendment becomes effective, refer to the Five-Year Credit Agreement as amended hereby.
          Section 2. Amendments.
     (a) The following definitions are added in alphabetical order to Section 1.01 of the Five-Year Credit Agreement:
“Documentation Agent” means each of Barclays Bank PLC, Citibank, N.A. and Deutsche Bank Securities Inc. in its capacity as documentation agent in respect of this Agreement.
“Fitch” means Fitch Ratings Ltd.
     (b) The definition of “Agent” in Section 1.01 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
“Agent” means any of the Administrative Agent, the Documentation Agents and the Syndication Agent, and “Agents” means any two or more of the foregoing.
     (c) The definition of “Material Debt” in Section 1.01 of the Five-Year Credit Agreement is amended by changing the reference to the amount “$50,000,000” to “$100,000,000”.

     (d) The definition of “Non-recourse Debt” in Section 1.01 of the Five-Year Credit Agreement is amended by adding the words “of the Borrower” after the phrase “in the case of all Non-recourse Debt”.
     (e) The definition of “Permitted Securitization Obligations” in Section 1.01 of the Five-Year Credit Agreement is amended by deleting the phrase “to the extent that, in accordance with generally accepted accounting principles, such obligations would be required to be included as a liability on a consolidated balance sheet of the Borrower or its Consolidated Subsidiaries”.
     (f) The definition of “S&P” in Section 1.01 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
     (g) The definition of “Securitization Transaction” in Section 1.01 of the Five-Year Credit Agreement is amended by deleting the phrase “, provided that after giving effect to such transaction or series of transactions, the Receivables (or interests therein) which are the subject of such transaction or series of transactions are, in accordance with generally accepted accounting principles, no longer reflected as assets on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries”.
     (h) The definition of “Syndication Agent” in Section 1.01 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
“Syndication Agent” means Bank of America, N.A., in its capacity as syndication agent in respect of this Agreement.
     (i) The definition of “Termination Date” in Section 1.01 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
“Termination Date” means July 25, 2010, or such later date to which the Termination Date may be extended pursuant to Section 2.19, or if any such date is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.
     (j) Section 2.09(b) of the Five-Year Credit Agreement is amended by changing the reference to the “Agent” to the “Administrative Agent”.
     (k) Section 2.18(a) and 3.02(b) of the Five-Year Credit Agreement are amended by changing each reference to the amount “$100,000,000” to “$200,000,000”.
     (l) Section 2.19 of the Five-Year Credit Agreement is added to read in its entirety as follows:

Extension Option. The Termination Date may be extended in the manner set forth in this Section for a period of one year from the Termination Date then in effect provided that the Termination Date may only be extended for two additional one year periods. If the Borrower wishes to request an extension of the Termination Date, the Borrower shall give written notice to that effect to the Administrative Agent not less than 45 nor more than 90 days prior to each anniversary of the date hereof that occurs on or prior to the Termination Date then in effect, whereupon the Administrative Agent shall promptly notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its sole and absolute discretion, within 30 days of such notice to the Administrative Agent. Any Bank not responding to such request within such time period shall be deemed to have responded negatively to such request. The Borrower may request the Banks that do not elect to extend the Termination Date to assign their Commitments in their entirety pursuant to Section 8.06. If all Banks (including such assignees and excluding their respective transferor Banks) respond affirmatively, then, subject to receipt by the Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit L hereto duly completed and signed by all of the parties hereto, the Termination Date shall be extended to the first anniversary of the Termination Date then in effect.
     (m) Section 4.04(a) of the Five-Year Credit Agreement is amended by changing the reference to the date “December 28, 2002” to “January 1, 2005” and the reference to the phrase “Borrower’s 2002 Annual Report” to “Borrower’s 2004 Annual Report”.
     (n) Sections 4.04(b) and 4.04(c) of the Five-Year Credit Agreement are amended by changing each reference to the date “March 31, 2003” to “March 31, 2005”.
     (o) Section 5.02 of the Five-Year Credit Agreement is amended by changing the reference to the phrase “S&P or Moody’s” to “S&P, Moody’s or Fitch”.
     (p) Section 5.10 of the Five-Year Credit Agreement and the definition of “Restricted Payment” in Section 1.01 of the Five-Year Credit Agreement are deleted in their entirety.
     (q) Section 5.12(i) of the Five-Year Credit Agreement is amended to read in its entirety as follows:
Liens which are granted pursuant to any Securitization Transaction and which cover only the Receivables and Receivables Related Assets or interests therein which are the subject of such Securitization Transaction;

and
     (r) Section 6.01(k) of the Five-Year Credit Agreement is amended to read in its entirety as follows:
the Borrower or any of its ERISA Affiliates shall terminate or suffer the termination of (by action of the Pension Benefit Guaranty Corporation or any successor thereto) any Pension Plan, or shall suffer the appointment of or the institution of proceedings to appoint a trustee to administer any Pension Plan, or shall withdraw (under Section 4063 of ERISA) from a Pension Plan, if as of the date thereof or any subsequent date, such event results in any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other Person under Section 4062, 4063, 4064 or 4069 of ERISA in an aggregate amount that could reasonably be expected to have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole;
     (s) Section 6.01(l) of the Five-Year Credit Agreement is amended to read in its entirety as follows:
the Borrower or any of its ERISA Affiliates shall withdraw from any Multiemployer Plan and the amount of withdrawal liability (determined pursuant to Sections 4201 et seq. of ERISA) to which the Borrower and its ERISA Affiliates become obligated to all Multiemployer Plans is in an aggregate amount that could reasonably be expected to have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole; or
     (t) Section 6.01(m) of the Five-Year Credit Agreement is amended by changing the reference to the amount “$50,000,000” to “$100,000,000”.
     (u) Section 7.10 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
Other Agents. Nothing in this Agreement shall impose any duty or liability whatsoever on any of the Syndication Agent or the Documentation Agents in such capacity.
     (v) Section 8.06 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
Substitution of Bank or Banks. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03, (iii) any Bank has required the Borrower to pay additional interest under Section 2.16 or (iv) any Bank exercises its right not to extend its Termination Date pursuant to Section 2.19, then the Borrower shall have the right, with the assistance of the Administrative Agent, to designate a substitute bank or banks (which may be one or more of the Banks) mutually satisfactory to the Borrower, the Administrative Agent and the Issuing Banks (whose consent shall not be unreasonably withheld or delayed) to purchase for cash, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto, the outstanding Loans of such Bank and assume the Commitment and Letter of Credit Liabilities of such Bank, without recourse to or warranty by, or expense to, such Bank, for a purchase price equal to the principal amount of all of such Bank’s outstanding Loans and funded Letter of Credit Liabilities plus any accrued but unpaid interest thereon and the accrued but unpaid fees in respect of such Bank’s Commitment hereunder and all other amounts payable by the Borrower to such Bank hereunder plus such amount, if any, as would be payable pursuant to Section 2.14 if the outstanding Loans of such Bank were prepaid in their entirety on the date of consummation of such assignment.
     (w) Section 9.05 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of any Issuing Bank or the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall:
(a) unless signed by each affected Bank, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon, or any fees hereunder or (iii) postpone the date fixed for any payment of principal of or interest on any Loan or for reimbursement in respect of any Letter of Credit or any fees hereunder or for termination of any Commitment, or (except as expressly provided in Section 2.18) the expiry date of any Letter of Credit;
(b) unless signed by all Banks, (i) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (ii) amend Section 2.13 or 9.04 in a manner that would alter the pro rata sharing of payments required thereby or (iii) permit the

Support Agreement to cease to be in full force and effect or alter in any way the terms of the Support Agreement; or
(c) unless signed by a Designated Lender or its Designating Bank, subject such Designated Lender to any additional obligation or affect its rights hereunder (unless the rights of all the Banks hereunder are similarly affected).
It is understood that the operation of Section 2.17 or 2.19 in accordance with its terms is not an amendment subject to this Section 9.05.
     (x) Section 9.12 of the Five-Year Credit Agreement is amended to read in its entirety as follows:
USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.
     (y) Exhibit L, as set forth in Exhibit L hereto, is added to the Five-Year Credit Agreement in alphabetical order.
          Section 3. Changes in Commitments. With effect from and including the Amendment Effective Date, (i) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the Commitment Schedule attached hereto and (ii) the Commitment Schedule attached hereto shall replace the Commitment Schedule attached to the Five-Year Credit Agreement. On the Amendment Effective Date, any Bank party to the Five-Year Credit Agreement which is not listed in the Commitment Schedule attached hereto (each, an “Exiting Bank”) shall cease to be a Bank party to the Five-Year Credit Agreement, and all accrued fees and other amounts payable under the Five-Year Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Five-Year Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.
          Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Five-Year Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Five-Year Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Five-Year Credit Agreement prior to the date hereof.

          Section 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Five-Year Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.
          Section 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Five-Year Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.
          Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
          Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          Section 9. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:
     (a) the Administrative Agent shall have received from each of the Borrower and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
     (b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Borrower dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON FINANCIAL CORPORATION
By:	/s/ B.F. Lynn
	Name:	Brian F. Lynn
	Title:	Senior VP, Capital Markets and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Randolph Cates
	Name:	RANDOLPH CATES
	Title:	VICE PRESIDENT

JPMORGAN CHASE BANK, N.A.
By:	/s/ Randolph Cates
	Name:	RANDOLPH CATES
	Title:	VICE PRESIDENT

BANK OF AMERICA, N.A.
By:	/s/ S. H. Gurnani
	Name:	SANJAY H. GURNANI
	Title:	SENIOR VICE PRESIDENT

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
	Name:	NICHOLAS BELL
	Title:	DIRECTOR

CITIBANK, N.A.
By:	/s/ William Martens
	Name:	WILLIAM MARTENS
	Title:	MANAGING DIRECTOR

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ David G. Dickinson, Jr.
	Name:	DAVID G. DICKINSON, JR.
	Title:	DIRECTOR

By:	/s/ Andreas Neumeier
	Name:	ANDREAS NEUMEIER
	Title:	DIRECTOR

THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY
By:	/s/ Christian Giordano
	Name:	CHRISTIAN GIORDANO
	Title:	VICE PRESIDENT

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	/s/ Jay Chall
	Name:	JAY CHALL
	Title:	DIRECTOR

By:	/s/ Denise Alvarez
	Name:	DENISE ALVAREZ
	Title:	ASSOCIATE

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Christopher Samms
	Name:	CHRISTOPHER SAMMS
	Title:	SENIOR VICE PRESIDENT, #9726

MERRILL LYNCH BANK USA
By:	/s/ Dave Millett
	Name:	DAVE MILLETT
	Title:	VICE PRESIDENT

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Name:	IRJA R. OTSA
	Title:	ASSOCIATE DIRECTOR BANKING PRODUCTS SERVICES, US

By:	/s/ Richard L. Tavrow
	Name:	RICHARD L. TAVROW
	Title:	DIRECTOR BANKING PRODUCTS SERVICES, US

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Nathan R. Rantala
	Name:	NATHAN R. RANTALA
	Title:	VICE PRESIDENT

HARRIS NESBITT FINANCING, INC.
By:	/s/ Joseph W. Linder
	Name:	JOSEPH W. LINDER
	Title:	VICE PRESIDENT

BNP PARIBAS
By:	/s/ Richard Pace
	Name:	RICHARD PACE
	Title:	MANAGING DIRECTOR

By:	/s/ Nuala Marley
	Name:	NUALA MARLEY
	Title:	MANAGING DIRECTOR

THE BANK OF NOVA SCOTIA
By:	/s/ Todd S. Meller
	Name:	TODD S. MELLER
	Title:	MANAGING DIRECTOR

THE BANK OF NEW YORK
By:	/s/ Kenneth P. Sneider, Jr.
	Name:	KENNETH P. SNEIDER, JR.
	Title:	VICE PRESIDENT

SOCIETE GENERALE
By:	/s/ Carol Radice
	Name:	CAROL RADICE
	Title:	VICE PRESIDENT

SUNTRUST BANK
By:	/s/ Katherine L. Bass
	Name:	KATHERINE L. BASS
	Title:	VICE PRESIDENT

COMMITMENT SCHEDULE

Bank	Commitment
JPMorgan Chase Bank, N.A.	$90,000,000
Bank of America, N.A.	$90,000,000
Barclays Bank PLC	$73,333,333
Citibank, N.A.	$73,333,333
Deutsche Bank AG New York Branch	$73,333,333
The Bank of Tokyo-Mitsubishi Trust Company	$60,000,000
Credit Suisse First Boston, acting through its Cayman Islands Branch	$60,000,000
HSBC Bank USA, National Association	$60,000,000
Merrill Lynch Bank USA	$60,000,000
UBS Loan Finance LLC	$60,000,000
Wachovia Bank, National Association	$60,000,000
Harris Nesbitt Financing, Inc.	$46,666,667
BNP Paribas	$46,666,667
The Bank of Nova Scotia	$46,666,667
The Bank of New York	$33,333,333
Societe Generale	$33,333,333
SunTrust Bank	$33,333,333

Total	$1,000,000,000

PRICING SCHEDULE
     Each of “Facility Fee Rate” and “Euro-Dollar Margin” means, for any date, the rate set forth below in the row opposite such term and in the row corresponding to the “Utilization” at such date and, under the column corresponding to the “Pricing Level” at such date:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Facility Fee Rate	0.06%	0.07%	0.08%	0.10%	0.125%	0.15%
Euro-Dollar Margin
Utilization ≤ 50%	0.115%	0.13%	0.17%	0.35%	0.50%	0.60%
Utilization > 50%	0.215%	0.23%	0.27%	0.45%	0.60%	0.70%
Letter of Credit Fees	0.215%	0.23%	0.27%	0.45%	0.60%	0.70%
     For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule with respect to split ratings:
     “Level I Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated A+ or higher by S&P, A1 or higher by Moody’s and A+ or higher by Fitch.
     “Level II Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated A by S&P, A2 by Moody’s and A by Fitch.
     “Level III Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated A- by S&P, A3 by Moody’s and A- by Fitch.
     “Level IV Pricing” applies at any date, if at such date, the Borrower’s long-term debt is rated BBB+ by S&P, Baa1 by Moody’s and BBB+ by Fitch.
     “Level V Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated BBB by S&P, Baa2 by Moody’s and BBB by Fitch.
     “Level VI Pricing” applies at any date if, at such date, no other Pricing Level applies.
     “Fitch” means Fitch Ratings Ltd.

     “Moody’s” means Moody’s Investors Service, Inc.
     “Pricing Level” refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
     “Utilization” means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the Total Outstanding Amount at such date (after giving effect to any borrowing or payment on such date) and the denominator of which is the aggregate amount of the Commitments at such date (after giving effect to any reduction on such date). If for any reason any Loans remain outstanding after termination of the Commitments, Utilization shall be deemed to be 100%.
     The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party enhancement (other than the Textron Inc. Support Agreement), and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.
     If the Borrower is split-rated, then for purposes of determining the applicable Pricing Level, (a) if the S&P and Moody’s ratings are the same, all three ratings will be deemed at that level, (b) if the S&P and Moody’s ratings are not the same and the ratings differential is one level, then all three ratings will be deemed at the higher level of S&P and Moody’s and (c) if the S&P and Moody’s ratings are not the same and the ratings differential is two levels or more, then all three ratings will be deemed at a level one notch lower than the higher of S&P and Moody’s.

EXHIBIT “L”
FORM OF EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.
     as Administrative Agent
     under the Five-Year Credit Agreement
     referred to below
Ladies and Gentlemen:
     The undersigned hereby agrees to extend, effective [Extension Date], the Termination Date under the Five-Year Credit Agreement dated as of July 28, 2003 (as amended from time to time, the “Five-Year Credit Agreement”) among Textron Financial Corporation (the “Borrower”), the Banks party thereto (the “Banks”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), for one year to [date to which the Termination Date is extended]. Terms defined in the Five-Year Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

[LENDERS]
By:
Name:
Title:

Agreed and accepted:

TEXTRON FINANCIAL CORPORATION

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:

Name:
Title: